Capital City Bank Group, Inc.

Reports First Quarter 2022 Results
TALLAHASSEE, Fla.

(April 25, 2022) – Capital City Bank Group, Inc. (NASDAQ: CCBG)

today reported net income attributable
to common shareowners of $8.5 million, or $0.50 per diluted share,

for the first quarter of 2022 compared to net income of $6.4 million, or $0.38 per diluted share, for the fourth quarter of 2021, and $9.5 million,

or $0.56 per diluted share, for the first quarter of
2021.

First Quarter 2022

HIGHLIGHTS
●
Period-end loan balances grew $54

million, or 2.8% sequentially
●
Net interest income gained momentum driven

by growth in investment portfolio and higher rates

●
Noninterest income increased

by 4.6% sequentially, driven

by wealth management fees (insurance commission revenues)

●
Noninterest expense decreased

$1.0 million, or 2.4% sequentially, attributable

to lower pension plan expense
●
Continued strong credit

quality resulted in no credit

loss provision

“We begin

2022 with a quarter of solid financial performance,” said William

G. Smith, Jr., Chairman,

President and CEO of Capital
City Bank Group.

“Loan growth, credit quality,

rising rates, wealth management and lower expenses all contributed to this quarter’s strong performance.

Much has changed in a short period of time – rapidly escalating inflation,

a pivot by the Federal Reserve
toward a quicker tightening of monetary policy and the Russia-Ukraine war, along with the accompanying sanctions and

questions
around how the financial markets will respond to these macro-economic events. While much of this is out of our control, we believe we are well positioned

to navigate through this year and beyond.

While acknowledging higher rates will generate unrealized losses in our investment portfolio, our asset-sensitive balance sheet and pension related other comprehensive loss should respond well to
rising rates.

Capital City Strategic Wealth

(“CCSW”) also had a strong first quarter and we continue our expansion efforts in west
Florida and the northern arc of Atlanta.

While challenges remain, we continue to focus on identifying opportunities and executing strategies we believe are sustainable and add long-term value for our shareowners.”
Discussion of Operating Results
Net Interest Income/Net Interest

Margin
Tax-equivalent net

interest income for the first quarter of 2022 totaled $24.8

million, comparable to the fourth quarter of 2021, and
$24.6 million for the first quarter of 2021.

Compared to the fourth quarter of 2021, higher rates on overnight funds and growth in the
investment portfolio was offset by two less calendar days during the quarter.

Compared to the first quarter of 2021, the increase was
due to growth in our investment portfolio which was funded by higher deposit balances.

Our net interest margin for the first quarter of 2022 was 2.55%, a decrease of five basis points from the fourth quarter of 2021 and a
decrease of 30 basis points from the first quarter of 2021.

Compared to both prior periods, the decrease was primarily attributable to growth in earning assets (driven by deposit inflows), which negatively impacted our margin percentage. Our net interest margin

for
the first quarter of 2022, excluding the impact of overnight funds in excess of $200 million, was 3.11%.

Provision for Credit Loss

We did not

record a provision for credit losses for the first quarter of 2022 or the fourth quarter of 2021 and recorded a negative
provision of $1.0 million for the first quarter of 2021.

The lack of provision for the first quarter of 2022 reflected continued strong credit quality and slight improvement in the forecasted level of unemployment.

We discuss the allowance

for credit losses further
below.
Noninterest Income and Noninterest

Expense
Noninterest income for the first quarter of 2022 totaled $25.8 million compared to $24.7 million for the fourth quarter of 2021 and
$29.8 million for the first quarter of 2021.

The increase over the fourth quarter of 2021 was primarily attributable to higher wealth management fees of $2.1 million that were partially offset by lower mortgage banking revenues of $0.9 million.

The increase in
wealth management fees was attributable to higher insurance commission revenues. Lower loan production and a slightly lower
gain on sale margin drove the decline in mortgage banking

revenues. Compared to the first quarter of 2021, the decline was due to lower mortgage banking revenues attributable to lower loan production

(primarily refinancing activity) and a lower gain on sale
margin.

Additional detail on our mortgage banking operation (CCHL) is provided on Page 11.

Noninterest expense for the first quarter of 2022

totaled $39.2 million compared to $40.2 million for the fourth quarter of

2021 and
$40.5 million for the first quarter of 2021.

The decrease from the fourth quarter of 2021 was primarily attributable to lower pension
expense of $1.6 million (reflected in other expense) offset

by higher commission expense of $0.7 million related to higher insurance revenues.

The decrease in pension expense generally reflected a higher discount rate in 2022 for determining plan liabilities and
strong asset returns in 2021.

Compared to the first quarter of 2021, the decrease was attributable to lower commission expense of
$2.6 million related to lower mortgage banking revenues offset by higher associate benefits of $0.5

million and a decrease in
realized loan cost of $0.8 million (credit offset to salary expense).

Income Taxes
We realized income

tax expense of $2.2

million (effective rate of 20%) for the first quarter of 2022 compared to $2.0 million
(effective rate of 22%) for the fourth quarter of 2021

and $2.8 million (effective rate of 19%) for the first quarter of 2021.

Tax
expense for the fourth quarter of 2021 was unfavorably impacted by discrete tax expense of $0.1 million. Absent discrete items, we
expect our annual effective tax rate to approximate 19%-20% in

2022.

Discussion of Financial Condition
Earning Assets
Average earning

assets totaled $3.939 billion for the first quarter of 2022, an increase of $147.5 million, or

3.9%, over the fourth
quarter of 2021, and an increase of $440.9 million, or 12.6%, over the first quarter of 2021.

The increase over the fourth quarter of
2021 was primarily attributable to seasonal growth in our public fund deposits. The increase compared to the first quarter of 2021
was primarily driven by higher deposit balances (see below

– Funding).

We maintained

an average net overnight funds (deposits with banks plus FED funds sold less FED funds purchased) sold position of
$873.1 million in the first quarter of 2022 compared to $789.1 million in the fourth quarter of 2021 and $814.6 million in the first
quarter of 2021.

The growth compared to the fourth quarter of 2021 primarily reflect ed higher seasonal public fund balances. The
increase compared to the first quarter of 2021 reflected higher deposit balance (see below –
Funding
).

Average loans

held for investment (“HFI”) increased $15.3 million, or 0.8%, over the fourth quarter of 2021 and decreased $80.8
million, or 4.0%, from the first quarter of 2021. Excluding SBA PPP loans, average loans HFI increased $18.8 million compared to
the fourth quarter of 2021, and increased $115.9

million compared to the first quarter of 2021.

Compared to the fourth quarter of
2021,

the increase in average loans (excluding SBA PPP loans) reflected growth in commercial loans (primarily institutional),
residential loans, HELOCs, and consumer loans (indirect auto). Compared to the first quarter of 2021, we realized growth in
commercial loans, construction loans,

residential mortgages, and consumer loans (indirect auto).

New loan production strengthened
in the latter part of the first quarter of 2022 resulting in period end loan growth of $54 million over the fourth quarter of 2021.
Increases were realized in most loan categories with the largest growth in commercial loans (primarily institutional) and consumer
loans (indirect auto).
Allowance for Credit Losses
At March 31, 2022, the allowance for credit losses for HFI loans totaled

$20.8 million compared to $21.6 million at December 31,
2021 and $22.0 million at March 31, 2021.

Activity within the allowance is provided on Page 9.

At March 31, 2022, the allowance
represented 1.05% of HFI loans and provided coverage of 761% of nonperforming loans compared to 1.12% and 500%,
respectively, at December

31, 2021, and 1.07% and 411%, respectively,

at March 31, 2021.

Credit Quality
Overall credit quality is strong and continues to improve.

Nonperforming assets (nonaccrual loans and other real estate) totaled $2.7 million at March 31, 2022 compared to $4.3 million at December 31, 2021 and $5.5 million at March 31, 2021.

At March 31, 2022,
nonperforming assets as a percentage of total assets totaled 0.06% compared to 0.10% at December 31, 2021 and 0.14% at March
31, 2021.

Nonaccrual loans totaled $2.7 million at March 31, 2022, a $1.7 million decrease from December 31, 2021 and a $2.7
million decrease from March 31, 2021.

The $4.4 million increase in classified loans over the fourth quarter of 2021, reflects one loan relationship that is in the loan workout process and has been reserved for at March 31, 2022.

Funding (Deposits/Debt)
Average total

deposits were $3.714 billion for the first quarter of 2022, an increase of $164.9 million, or 4.6%, over the fourth
quarter of 2021 and $474.6 million, or 14.6%, over the first quarter of

2021.

Growth over the fourth quarter of 2021 was primarily
attributable to an increase in seasonal public fund deposits. Compared to the first quarter 2021, strong growth occurred in our
noninterest bearing deposits, NOW accounts, and savings account balances.

Over the past few years,

we have experienced strong
core deposit growth, in addition to growth related to multiple government stimulus programs in response to the Covid-19 pandemic

,
such as those under the CARES Act and the American Rescue Plan Act.

Given these increases,

the potential exists for our deposit
levels to be volatile into 2022 due to the uncertain timing of the outflows of the stimulus related balances,

in addition to the
frequency and degree to which the Federal Open Market Committee (FOMC) raises the overnight funds rate. It is anticipated that
current liquidity levels will remain robust due to our strong overnight funds sold position.

The Bank continues to strategically
consider ways to safely deploy a portion of this liquidity.

Average borrowings

decreased $14.6 million from the fourth quarter of 2021

and declined $36.6 million from the first quarter of
2021, as both periods reflected lower warehouse line borrowing needs to support CCHL’s

loans held for sale.

Capital
Shareowners’ equity was $372.1 million at March 31, 2022 compared to $383.2 million at December 31, 2021 and $324.4 million at
March 31, 2021.

During the first quarter of 2022, shareowners’ equity was positively impacted by net income of $8.5 million, a
$0.2 million decrease in the accumulated other comprehensive loss for our pension plan, a $1.4 million increase in the fair value of the interest rate swap related to subordinated debt, net adjustments totaling

$0.5 million related to transactions under our stock
compensation plans,

and stock compensation accretion of $0.2 million.

Shareowners’ equity was reduced by common stock
dividends

of $2.7 million ($0.16 per share) and a $19.1 million increase in the unrealized loss on investment securities.
At March 31, 2022, our total risk-based capital ratio was 16.98% compared to 17.15% at December 31, 2021 and 17.20% at March
31, 2021.

Our common equity tier 1 capital ratio was 13.77%, 13.86%, and 13.63%, respectively,

on these dates.

Our leverage ratio
was 8.78%, 8.95%, and 8.97%, respectively,

on these dates.

All of our regulatory capital ratios exceeded the threshold to be designated as “well-capitalized” under the Basel III capital standards.

Further, our tangible common equity ratio was 6.61% at
March 31, 2022 compared to 6.95% and 6.13% at December 31, 2021 and March 31, 2021, respectively.

The slight reduction in our
regulatory capital ratios was attributable to loan growth and higher asset levels.
About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $4.3 billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services,

bankcards,

securities brokerage services and
financial advisory services, including the sale of life insurance, risk management and asset protection services.

Our bank
subsidiary, Capital City Bank,

was founded in 1895 and now has 57 banking offices and 86 ATMs/ITMs in Florida, Georgia and
Alabama.

For more information about Capital City Bank Group, Inc., visit www.ccbg.com

.
FORWARD

-LOOKING STATEMENTS
Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The following factors, among others, could cause our actual results to differ: fluctuations in inflation, interest rates, or monetary policies; the accuracy of the our financial statement estimates and
assumptions; legislative or regulatory changes; the effect

s

of security breaches and computer viruses that may affect

our computer
systems or fraud related to debit card products; changes in consumer spending and savings habits; our growth and profitability; the strength of the U.S. economy and the local economies where we conduct operations;

the effects of a non-diversified loan portfolio,
including the risks of geographic and industry concentrations; natural disasters, widespread health emergencies, military conflict,
terrorism or other geopolitical events; changes in the stock market and other capital and real estate markets; the magnitude and
duration of the ongoing COVID-19 pandemic and its impact on the global economy and financial market conditions and our
business; customer acceptance of third-party products and services; increased competition and its effect on pricing; negative
publicity and the impact on our reputation; technological changes,

especially changes that allow out of market competitors to
compete in our markets; changes in accounting; and our ability to manage the risks involved in the foregoing.

Additional factors can
be found in our Annual Report on Form 10-K for the fiscal year ended December

31, 2021, and our other filings with the SEC,
which are available at the SEC’s internet

site (http://www.sec.gov).

Forward-looking statements in this Press Release speak only as of the date of the Press Release, and we assume no obligation to update forward-looking statements or the reasons why actual results
could differ.

USE OF NON-GAAP FINANCIAL MEASURES
We present a

tangible common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition activity.

We believe these

measures are useful to investors because it allows
investors to more easily compare our capital adequacy to other companies in the industry.

The GAAP to non-GAAP reconciliations are provided below.
(Dollars in Thousands, except per share data) Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021
Shareowners' Equity (GAAP) $ 372,145 $ 383,166 $ 348,868 $ 335,880 $ 324,426
Less: Goodwill and Other Intangibles (GAAP) 93,213 93,253 93,293 93,333 89,095
Tangible Shareowners' Equity (non-GAAP) A 278,932 289,913 255,575 242,547 235,331
Total Assets (GAAP) 4,310,045 4,263,849 4,048,733 4,011,459 3,929,884
Less: Goodwill and Other Intangibles (GAAP) 93,213 93,253 93,293 93,333 89,095
Tangible Assets (non-GAAP) B $ 4,216,832 $ 4,170,596 $ 3,955,440 $ 3,918,126 $ 3,840,789
Tangible Common Equity Ratio (non-GAAP) A/B 6.61% 6.95% 6.46% 6.19% 6.13%
Actual Diluted Shares Outstanding (GAAP) C 16,962,362 16,935,389 16,911,715 16,901,375 16,875,719
Tangible

Book Value per Diluted Share (non-GAAP)
A/C $ 16.44 $ 17.12 $ 15.11 $ 14.35 $ 13.94

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended
(Dollars in thousands, except per share data) Mar 31, 2022 Dec 31, 2021 Mar 31, 2021
EARNINGS
Net Income Attributable to Common Shareowners $ 8,455 $ 6,372 $ 9,506
Diluted Net Income Per Share $ 0.50 $ 0.38 $ 0.56
PERFORMANCE
Return on Average Assets 0.80% 0.61% 1.01%
Return on Average Equity 8.93 7.22 11.81
Net Interest Margin 2.55 2.60 2.85
Noninterest Income as % of Operating Revenue 51.11 49.96 54.90
Efficiency Ratio 77.55% 81.29% 74.36%
CAPITAL ADEQUACY
Tier 1 Capital

15.98% 16.14% 16.08%
Total Capital

16.98 17.15 17.20
Leverage

8.78 8.95 8.97
Common Equity Tier 1 13.77 13.86 13.63
Tangible Common Equity
(1)
6.61 6.95 6.13
Equity to Assets 8.63% 8.99% 8.26%
ASSET QUALITY
Allowance as % of Non-Performing Loans 760.83% 499.93% 410.78%
Allowance as a % of Loans HFI 1.05 1.12 1.07
Net Charge-Offs as % of Average Loans HFI 0.16 0.02 (0.10)
Nonperforming Assets as % of Loans HFI and OREO 0.14 0.22 0.27
Nonperforming Assets as % of Total Assets 0.06% 0.10% 0.14%
STOCK PERFORMANCE
High

$ 28.88 $ 29.00 $ 28.98
Low 25.96 24.77 21.42
Close $ 26.36 $ 26.40 $ 26.02
Average Daily Trading Volume 24,019 29,900 30,303
(1)

Tangible common equity ratio is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to Page 4.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2022 2021
(Dollars in thousands) First Quarter Fourth Quarter Third Quarter Second Quarter First Quarter
ASSETS
Cash and Due From Banks $ 77,963 $ 65,313 $ 73,132 $ 78,894 $ 73,973
Funds Sold and Interest Bearing Deposits 790,465 970,041 708,988 766,920 851,910
Total Cash and Cash Equivalents 868,428 1,035,354 782,120 845,814 925,883
Investment Securities Available for Sale 624,361 654,611 645,844 480,890 406,245
Investment Securities Held to Maturity 518,678 339,601 341,228 325,559 199,109
Other Equity Securities 855 861 - - -

Total Investment Securities
1,143,894 995,073 987,072 806,449 605,354
Loans Held for Sale

50,815 52,532 77,036 80,821 82,081
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 230,213 223,086 218,929 292,953 413,819
Real Estate - Construction 174,293 174,394 177,443 149,884 138,104
Real Estate - Commercial 669,110 663,550 683,379 707,599 669,158
Real Estate - Residential 368,020 346,756 355,958 362,018 358,849
Real Estate - Home Equity 188,174 187,821 187,642 190,078 202,099
Consumer 347,785 321,511 309,983 298,464 267,666
Other Loans 6,692 13,265 6,792 6,439 7,082
Overdrafts 1,222 1,082 1,299 1,227 950
Total Loans Held for Investment 1,985,509 1,931,465 1,941,425 2,008,662 2,057,727
Allowance for Credit Losses (20,756) (21,606) (21,500) (22,175) (22,026)
Loans Held for Investment, Net 1,964,753 1,909,859 1,919,925 1,986,487 2,035,701
Premises and Equipment, Net 82,518 83,412 84,750 85,745 86,370
Goodwill and Other Intangibles 93,213 93,253 93,293 93,333 89,095
Other Real Estate Owned 17 17 192 1,192 110
Other Assets 106,407 94,349 104,345 111,618 105,290
Total Other Assets 282,155 271,031 282,580 291,888 280,865
Total Assets $ 4,310,045 $ 4,263,849 $ 4,048,733 $ 4,011,459 $ 3,929,884
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,704,329 $ 1,668,912 $ 1,592,345 $ 1,552,864 $ 1,473,891
NOW Accounts 1,062,498 1,070,154 926,201 970,705 993,571
Money Market Accounts 288,877 274,611 286,065 280,805 269,041
Regular Savings Accounts 614,599 599,811 559,714 539,477 518,373
Certificates of Deposit 95,204 99,374 101,637 103,070 103,232
Total Deposits 3,765,507 3,712,862 3,465,962 3,446,921 3,358,108
Short-Term Borrowings 30,865 34,557 51,410 47,200 55,687
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 806 884 1,610 1,720 1,829
Other Liabilities 77,323 67,735 113,720 105,534 109,487
Total Liabilities 3,927,388 3,868,925 3,685,589 3,654,262 3,577,998
Temporary Equity 10,512 11,758 14,276 21,317 27,460
SHAREOWNERS' EQUITY
Common Stock 169 169 169 169 169
Additional Paid-In Capital 35,188 34,423 33,876 33,560 32,804
Retained Earnings 370,531 364,788 359,550 345,574 335,324
Accumulated Other Comprehensive Loss, Net of Tax (33,743) (16,214) (44,727) (43,423) (43,871)
Total Shareowners' Equity 372,145 383,166 348,868 335,880 324,426
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,310,045 $ 4,263,849 $ 4,048,733 $ 4,011,459 $ 3,929,884
OTHER BALANCE SHEET DATA
Earning Assets $ 3,970,684 $ 3,949,111 $ 3,714,521 $ 3,662,852 $ 3,597,071
Interest Bearing Liabilities 2,145,736 2,132,278 1,979,524 1,995,864 1,994,620
Book Value Per Diluted Share $ 21.94 $ 22.63 $ 20.63 $ 19.87 $ 19.22
Tangible Book Value

Per Diluted Share
(1)
16.44 17.12 15.11 14.35 13.94
Actual Basic Shares Outstanding 16,948 16,892 16,878 16,874 16,852
Actual Diluted Shares Outstanding 16,962 16,935 16,912 16,901 16,876
(1)

Tangible book value per diluted share is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to Page 4.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2022 2021
(Dollars in thousands, except per share data)
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
INTEREST INCOME
Loans, including Fees $ 22,133 $ 22,744 $ 25,885 $ 24,582 $ 23,350
Investment Securities 2,896 2,505 2,350 2,054 1,883
Federal Funds Sold and Interest Bearing Deposits 409 300 285 200 213
Total Interest Income 25,438 25,549 28,520 26,836 25,446
INTEREST EXPENSE
Deposits 224 213 210 208 208
Short-Term Borrowings 192 307 317 324 412
Subordinated Notes Payable 317 306 307 308 307
Other Long-Term Borrowings 9 12 14 16 21
Total Interest Expense 742 838 848 856 948
Net Interest Income 24,696 24,711 27,672 25,980 24,498
Provision for Credit Losses - - - (571) (982)
Net Interest Income after Provision for Credit Losses 24,696 24,711 27,672 26,551 25,480
NONINTEREST INCOME
Deposit Fees 5,191 5,300 5,075 4,236 4,271
Bank Card Fees 3,763 3,872 3,786 3,998 3,618
Wealth Management Fees 6,070 3,706 3,623 3,274 3,090
Mortgage Banking Revenues 8,946 9,800 12,283 13,217 17,125
Other

1,848 1,994 1,807 1,748 1,722
Total Noninterest Income 25,818 24,672 26,574 26,473 29,826
NONINTEREST EXPENSE
Compensation 24,856 24,783 25,245 25,378 26,064
Occupancy, Net 6,093 5,960 6,032 5,973 5,967
Other Real Estate, Net 25 26 (1,126) (270) (118)
Pension Settlement 209 572 500 2,000 -
Other

8,050 8,866 9,051 9,042 8,563
Total Noninterest Expense 39,233 40,207 39,702 42,123 40,476
OPERATING PROFIT 11,281 9,176 14,544 10,901 14,830
Income Tax Expense 2,235 2,040 2,949 2,059 2,787
Net Income 9,046 7,136 11,595 8,842 12,043
Pre-Tax Income Attributable to Noncontrolling Interest (591) (764) (1,504) (1,415) (2,537)
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS $ 8,455 $ 6,372 $ 10,091 $ 7,427 $ 9,506
PER COMMON SHARE
Basic Net Income $ 0.50 $ 0.38 $ 0.60 $ 0.44 $ 0.56
Diluted Net Income 0.50 0.38 0.60 0.44 0.56
Cash Dividend

$ 0.16 $ 0.16 $ 0.16 $ 0.15 $ 0.15
AVERAGE

SHARES
Basic

16,931 16,880 16,875 16,858 16,838
Diluted

16,946 16,923 16,909 16,885 16,862

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES ("ACL")
AND CREDIT QUALITY
Unaudited
2022 2021
(Dollars in thousands, except per share data)
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 21,606 $ 21,500 $ 22,175 $ 22,026 $ 23,816
Provision for Credit Losses (79) 200 (546) (184) (2,312)
Net Charge-Offs (Recoveries) 771 94 129 (333) (522)
Balance at End of Period $ 20,756 $ 21,606 $ 21,500 $ 22,175 $ 22,026
As a % of Loans HFI 1.05% 1.12% 1.11% 1.10% 1.07%
As a % of Nonperforming Loans 760.83% 499.93% 710.39% 433.93% 410.78%
ACL - DEBT SECURITIES
Provision for Credit Losses

$ - $ 20 $ 16 $ - $ -
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 2,897 $ 3,117 $ 2,587 $ 2,974 $ 1,644
Provision for Credit Losses

79 (220) 530 (387) 1,330
Balance at End of Period
(1)
2,976 2,897 3,117 2,587 2,974
CHARGE-OFFS
Commercial, Financial and Agricultural $ 73 $ 101 $ 37 $ 32 $ 69
Real Estate - Construction - - - - -
Real Estate - Commercial 266 - 405 - -
Real Estate - Residential - 20 17 65 6
Real Estate - Home Equity 33 9 15 74 5
Consumer 622 254 221 230 564
Overdrafts 780 678 1,093 440 492
Total Charge-Offs $ 1,774 $ 1,062 $ 1,788 $ 841 $ 1,136
RECOVERIES
Commercial, Financial and Agricultural $ 165 $ 148 $ 66 $ 103 $ 136
Real Estate - Construction 8 - 10 - -
Real Estate - Commercial 29 25 169 26 645
Real Estate - Residential 27 33 401 244 75
Real Estate - Home Equity 58 173 46 70 124
Consumer 183 214 334 332 311
Overdrafts 533 375 633 399 367
Total Recoveries $ 1,003 $ 968 $ 1,659 $ 1,174 $ 1,658
NET CHARGE-OFFS (RECOVERIES) $ 771 $ 94 $ 129 $ (333) $ (522)
Net Charge-Offs as a % of Average Loans

HFI
(2)
0.16% 0.02% 0.03% (0.07)% (0.10)%
CREDIT QUALITY
Nonaccruing Loans $ 2,728 $ 4,322 $ 3,026 $ 5,110 $ 5,362
Other Real Estate Owned 17 17 192 1,192 110
Total Nonperforming Assets ("NPAs") $ 2,745 $ 4,339 $ 3,218 $ 6,302 $ 5,472
Past Due Loans 30-89 Days

$ 3,120 $ 3,600 $ 3,360 $ 3,745 $ 2,622
Past Due Loans 90 Days or More 74 - - - -
Classified Loans 22,348 17,912 16,310 19,397 20,608
Performing Troubled Debt Restructurings $ 7,304 $ 7,643 $ 7,919 $ 8,992 $ 13,597
Nonperforming Loans as a % of Loans HFI 0.14% 0.22% 0.16% 0.25% 0.26%
NPAs as a % of Loans HFI and Other Real Estate 0.14% 0.22% 0.17% 0.31% 0.27%
NPAs as a % of

Total Assets
0.06% 0.10% 0.08% 0.16% 0.14%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
First Quarter 2022 Fourth Quarter 2021 Third Quarter 2021 Second Quarter 2021 First Quarter 2021
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 43,004 $ 397 3.75% $ 62,809 $ 522 3.29% $ 67,753 $ 497 2.91% $ 77,101 566 2.94% $ 106,242 $ 970 3.70%
Loans Held for Investment
(1)
1,963,578 21,811 4.50 1,948,324 22,296 4.54 1,974,132 25,458 5.12 2,036,781 24,095 4.74 2,044,363 22,483 4.46
Investment Securities
Taxable Investment Securities 1,056,736 2,889 1.10 987,700 2,493 1.00 904,962 2,333 1.03 687,882 2,036 1.18 528,842 1,863 1.41
Tax-Exempt Investment Securities
(1)
2,409 10 1.60 3,380 17 2.07 4,332 25 2.31 3,530 23 2.58 3,844 25 2.61
Total Investment Securities 1,059,145 2,899 1.10 991,080 2,510 1.01 909,294 2,358 1.03 691,412 2,059 1.19 532,686 1,888 1.42
Federal Funds Sold and Interest Bearing
873,097 409 0.19 789,100 300 0.15 741,944 285 0.15 818,616 200 0.10 814,638 213 0.11
Total Earning Assets 3,938,824 $ 25,516 2.63% 3,791,313 $ 25,628 2.68% 3,693,123 $ 28,598 3.07% 3,623,910 $ 26,920 2.98% 3,497,929 $ 25,554 2.96%
Cash and Due From Banks 74,253 73,752 72,773 74,076 68,978
Allowance for Loan Losses (21,655) (22,127) (22,817) (22,794) (24,128)
Other Assets 275,353 284,999 283,534 281,157 278,742
Total Assets $ 4,266,775 $ 4,127,937 $ 4,026,613 $ 3,956,349 $ 3,821,521
LIABILITIES:
Interest Bearing Deposits
NOW Accounts $ 1,079,906 $ 86 0.03% $ 963,778 $ 72 0.03% $ 945,788 $ 72 0.03% $ 966,649 $ 74 0.03% $ 985,517 $ 76 0.03%
Money Market Accounts 285,406 33 0.05 289,335 34 0.05 282,860 34 0.05 272,138 33 0.05 269,829 33 0.05
Savings Accounts 599,359 72 0.05 573,563 71 0.05 551,383 68 0.05 529,844 64 0.05 492,252 60 0.05
Time Deposits 97,054 33 0.14 101,037 36 0.14 102,765 36 0.14 102,995 37 0.15 102,089 39 0.15
Total Interest Bearing Deposits 2,061,725 224 0.04% 1,927,713 213 0.04% 1,882,796 210 0.04% 1,871,626 208 0.04% 1,849,687 208 0.05%
Short-Term Borrowings 32,353 192 2.40% 46,355 307 2.63% 49,773 317 2.53% 51,152 324 2.54% 67,033 412 2.49%
Subordinated Notes Payable 52,887 317 2.40 52,887 306 2.26 52,887 307 2.27 52,887 308 2.30 52,887 307 2.32
Other Long-Term Borrowings 833 9 4.49 1,414 12 3.50 1,652 14 3.37 1,762 16 3.38 2,736 21 3.18
Total Interest Bearing Liabilities 2,147,798 $ 742 0.14% 2,028,369 $ 838 0.16% 1,987,108 $ 848 0.17% 1,977,427 $ 856 0.17% 1,972,343 $ 948 0.19%
Noninterest Bearing Deposits 1,652,337 1,621,432 1,564,892 1,515,726 1,389,821
Other Liabilities 72,166 114,657 112,707 107,801 111,050
Total Liabilities 3,872,301 3,764,458 3,664,707 3,600,954 3,473,214
Temporary Equity 10,518 13,339 20,446 26,355 21,977
SHAREOWNERS' EQUITY: 383,956 350,140 341,460 329,040 326,330
Total Liabilities, Temporary

Equity and
Shareowners' Equity $ 4,266,775 $ 4,127,937 $ 4,026,613 $ 3,956,349 $ 3,821,521
Interest Rate Spread $ 24,774 2.49% $ 24,790 2.52% $ 27,750 2.91% $ 26,064 2.81% $ 24,606 2.77%
Interest Income and Rate Earned
(1)
25,516 2.63 25,628 2.68 28,598 3.07 26,920 2.98 25,554 2.96
Interest Expense and Rate Paid
(2)
742 0.08 838 0.09 848 0.09 856 0.09 948 0.11
Net Interest Margin $ 24,774 2.55% $ 24,790 2.60% $ 27,750 2.98% $ 26,064 2.89% $ 24,606 2.85%
(1)

Interest and average rates are

calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.

CAPITAL CITY HOME LOANS
MORTGAGE BANKING ACTIVITY
Unaudited
Three Months Ended
(Dollars in thousands) Mar 31, 2022 Dec 31, 2021 Mar 31, 2021
Net Interest Income $ 75 $ 35 $ (153)
Mortgage Banking Fees 8,947 9,800 16,846
Other

467 470 426
Total Noninterest

Income
9,414 10,270 17,272
Salaries 6,024 6,643 10,276
Other Associate Benefits 181 202 221
Total Compensation 6,205 6,845 10,497
Occupancy, Net 885 743 861
Other

1,313 1,312 1,101
Total Noninterest

Expense
8,403 8,900 12,459
Operating Profit $ 1,086 $ 1,405 $ 4,660
Key Performance Metrics
Total Loans Closed $ 246,887 $ 294,237 $ 463,126
Total Loans Closed -

Mix
Purchase 79% 76% 60%
Refinance 21% 24% 40%